UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2002

                       ANYTHING2SHIP, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


        DELAWARE                            22-3642435
        --------                           ------------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

46 Post Road East - Suite 5
Westport, Connecticut                         06880
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number              203.341.0172
                                          --------------


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Item 4.  CHANGES IN ACCOUNTANTS

Pursuant to Item 304 of Regulation S-B the registrants states:
(a) (1)   On June 24, 2002, the Registrant changed accountants
from Graf Repetti & Co., to Frank E. Hanson, CPA, located at 3601
N. Fairfax Drive, Suite 240, Arlington, Virginia 22201.

     (i)  The Company decided not to reappoint Graf Repetti &
Co., as its independent accountant;

     (ii) The financial statements reported on by Graf Repetti & Co., were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim period through June 24, 2002 and there were no disagreements or reportable events with Graf Repetti & Co., during the last two full fiscal years and the subsequent interim period through June 24, 2002, the effective date of the change.

     (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

     (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, auditing scope or procedure or any reportable events during the past two fiscal years and the interim period through June 24, 2002.

          (B)  Not applicable;

          (C)  Not applicable;

          (D)  Not applicable; and

          (E)  Not applicable.

     (2)  On June 24, 2002, the Registrant engaged Frank E.
Hanson, CPA, as its independent accountants.

          (i)  The Registrant did not consult with Frank E.
Hanson, CPA, its new independent accountants, regarding any matter prior to its engagement; and

          (ii) Not applicable.

     (3) The Registrant has provided to Graf Repetti & Co., its former accountants, a copy of the disclosures contained in this
Item 4 and the Registrant has requested a letter from Graf Repetti & Co., addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of business acquired.
          Not Applicable

     (b) Pro Forma financial information.
          Not Applicable

     (c) Index to Exhibits.

   Exhibit Number        Description

       (16) Letter from Graf Repetti & Co., pursuant to Item 304(a)(3) of Regulation S-B


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2002

ANYTHING2SHIP INC.
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(Registrant)

By: /s/ LINDEN BOYNE
    ----------------
    Director